Exhibit 10.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           I, Yoel Katzir, as President and Chief Executive Officer of B.V.R. Systems (1998) Ltd. (the "Company"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the accompanying amendment on Form 20-F/A to Form 20-F report for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 28, 2003
                                           /s/ Yoel Katzir
                                           -------------------------------------
                                           Yoel Katzir

                                           President and Chief Executive Officer